BLACKROCK TECHNOLOGY FUND, INC.

SUPPLEMENT DATED JANUARY 18, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 23, 2007

Effective January 18, 2008, the Statement of Additional Information of BlackRock Technology Fund, Inc. is amended as set forth below:

The section entitled “Management and Advisory Arrangements – Information Regarding the Portfolio Manager” beginning on p. I-9 is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals that consists of Thomas P. Callan, Erin Xie, and Jean M. Rosenbaum.

The table set forth in the subsection entitled “Other Funds and Accounts Managed” beginning on page I-9 is deleted in its entirety and replaced with the following table:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas P. Callan*	11	1	0	0	1	0
	$7.4 billion	$52.3 million	$0	$0	$52.3 million	$0
Erin Xie*	7	6	0	0	1	0
	$3.9 billion	$347.7 million	$0	$0	$52.3 million	$0
Jean M. Rosenbaum*	8	1	1	0	0	1
	$4.3 billion	$122.3 million	$53.5 million	$0	$0	$53.5 million

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*Mr. Callan, Ms. Xie and Ms. Rosenbaum became portfolio managers of the Fund as of January 17, 2008.

The subsection entitled “Fund Ownership” beginning on page I-10 is deleted in its entirety and replaced with the following information:

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of December 31, 2007.

Portfolio Manager	Dollar Range

Thomas P. Callan*	None
Erin Xie*	None
Jean M. Rosenbaum*	None
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*Mr. Callan, Ms. Xie and Ms. Rosenbaum became portfolio managers of the Fund as of January 17, 2008.

Code # 19027-0707SUP